Exhibit 10.1
COMMITMENT INCREASE AGREEMENT
     This Commitment Increase Agreement (this “Agreement”) dated as of September 19, 2007 (the “Increase Effective Date”) is by and among Crosstex Energy, L.P., a Delaware limited partnership (“Borrower”), Cooperative Centrale Raiffeisen-Boerenleenbank BA “Rabobank Nederland” New York Branch and The Bank of Nova Scotia (collectively, the “New Banks”), Bank of America, N.A., Union Bank of California, N.A., Suntrust Bank, BMO Capital Markets, Wachovia Bank, National Association, Scotiabanc Inc., JPMorgan Chase Bank N.A., BNP Paribas, Wells Fargo Bank, N.A., Sterling Bank and Compass Bank (collectively, the “Increasing Banks”) and Bank of America, N.A., as Administrative Agent for the Banks under the Credit Agreement described below (the “Agent”) and as Issuing Bank.
A.	Reference is made to the Fourth Amended and Restated Credit Agreement dated as of November 1, 2005 (as amended on or before the date hereof, “Credit Agreement”) among the Borrower, the Banks and the Agent. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement.

B.	Pursuant to Section 2.15 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to increase the aggregate Commitments by adding to the Credit Agreement one or more commercial banks or other financial institutions or by allowing one or more Banks to increase their Commitments thereunder so that such added and increased Commitments shall equal the increase in aggregate Commitments requested by the Borrower.

C.	The Borrower has given notice to the Agent of its intention, pursuant to such Section 2.15 and with the consent of the New Banks and the Increasing Banks, to increase the aggregate Commitments from $1,000,000,000 to $1,185,000,000.

D.	The Agent and each Issuing Bank hereby consents to the addition of each New Bank as a Bank under the Credit Agreement.

Accordingly, the parties hereto agree as follows:
     Section 1. Increase of Commitment. Pursuant to Section 2.15 of the Credit Agreement, the aggregate Commitments are hereby increased from $1,000,000,000 to $1,185,000,000. The Commitments of the New Banks and the Increasing Banks are set forth on Schedule 1 attached hereto.
     Section 2. New Notes. If any New Bank or any Increasing Bank requests that its Advances be evidenced by a Note, the Borrower agrees to promptly execute and deliver to such New Bank or Increasing Bank a Note in the amount of its Commitment set forth in Section 1 above (each a “New Note”). If any Increasing Bank which requests a New Note is in possession of an existing Note in the amount of its Commitment before giving effect to the increase pursuant to this Agreement (each an “Existing Note”), such Increasing Bank shall, promptly after receipt of its New Note, mark such Existing Note “cancelled” and return such Existing Note to the Borrower.

     Section 3. Addition of New Banks. Each New Bank (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by such New Bank and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (ii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Bank, (iv) agrees that its payment instructions and notice instructions are as set forth in an Administrative Questionnaire previously delivered to the Agent, and (v) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that such New Bank is entitled to receive payments under the Credit Documents without deduction or withholding of any United States federal income taxes.
     Section 4. Additional Undertakings. Each New Bank (i) agrees that it has made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein, (ii) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents and (iii) confirms that the execution and delivery of this Agreement by such New Bank is duly authorized.
     Section 5. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:
     (a) a true and correct copy of the resolutions adopted by the Borrower approving or consenting to such increase are attached hereto as Exhibit A, and such resolutions have not been amended, altered or repealed and are in effect on the date hereof;
     (b) the execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s legal powers, have been duly authorized by all necessary partnership action and do not (i) contravene the Borrower Partnership Agreement, (ii) violate any applicable Governmental Rule, the violation of which could reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or lease, or any other contract or instrument binding on or affecting the Borrower or any Subsidiary or any of their respective properties, the conflict, breach or default of which could reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower, other than Liens permitted by the Credit Agreement.
     (c) no Governmental Action is required for the due execution, delivery or performance by the Borrower of this Agreement;
     (d) this Agreement constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as the

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enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity);
     (e) the execution, delivery and performance of this Agreement does not adversely affect the enforceability of any Lien of the Security Documents;
     (f) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Person, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect;
     (g) the representations and warranties contained in Article IV of the Credit Agreement and the other Credit Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, except that the representations and warranties contained in Section 4.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (c) and (d), respectively, of Section 5.01 of the Credit Agreement, and
     (h) no event has occurred and is continuing, or would result from the effectiveness of this Agreement, which constitutes a Default.
     Section 6. Reference to and Effect on the Credit Agreement.
     (a) On and after the effective date of this Agreement each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Agreement.
     (b) Except as specifically modified above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Credit Documents.
     Section 7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an originally executed counterpart of this Agreement.

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     Section 8. Governing Law; Binding Effect. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, and shall be binding upon the Borrower, the Administrative Agent, each Bank and their respective successors and assigns.
     Section 9. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
     THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of this page blank; signature pages follow]

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     Executed as of the date first set forth above.

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, L.P.,
General Partner

By:	Crosstex Energy GP, LLC,
General Partner

By:	/s/ Gysle R. Shellum

Gysle R. Shellum
Vice President – Finance
Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

Each of the undersigned, as guarantors under the Second Amended and Restated Subsidiary Guaranty dated as of November 1, 2005 (the “Guaranty”), hereby (a) consents to this Agreement, and (b) confirms and agrees that the Guaranty is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Agreement each reference in the Guaranty to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Agreement.

CROSSTEX ENERGY SERVICES, L.P. By: Crosstex Operating GP, LLC, its general partner
By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President - Finance

CROSSTEX OPERATING GP, LLC
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PIPELINE, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President - Finance
Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

CROSSTEX ACQUISITION MANAGEMENT, L.P.
CROSSTEX MISSISSIPPI PIPELINE, L.P.
CROSSTEX SEMINOLE GAS, L.P.
CROSSTEX ALABAMA GATHERING SYSTEM, L.P.
CROSSTEX MISSISSIPPI INDUSTRIAL GAS SALES, L.P.
CROSSTEX GULF COAST TRANSMISSION LTD.
CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG GATHERING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX CCNG TRANSMISSION LTD.
CROSSTEX TREATING SERVICES, L.P.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By: Crosstex Energy Services GP, LLC, general partner of each above limited partnership

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President - Finance

CROSSTEX PIPELINE PARTNERS, LTD. By: Crosstex Pipeline, LLC, its general partner
By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President - Finance

SABINE PASS PLANT FACILITY JOINT VENTURE By: Crosstex Processing Services, LLC, as general partner, and By: Crosstex Pelican, LLC, as general partner
By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President – Finance

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

ADMINISTRATIVE AGENT BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent
By:	/s/ Matthew C. Correia
Matthew C. Correia
Vice President

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

INCREASING BANKS BANK OF AMERICA, N.A., as a Bank and an Issuing Bank
By:	/s/ Scott A. Mackey
Scott A. Mackey
Vice President

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Timothy Brendel
Name:	Timothy Brendel
Title:	Investment Banking Officer

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

SUNTRUST BANK
By:	/s/ Carmen J. Mauizia
Name:	Carmen J. Mauizia
Title:	Vice President

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ Cahal Carmody
Name:	Cahal Carmody
Title:	Vice President

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Allison Newman
Name:	Allison Newman
Title:	Vice President

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

SCOTIABANC INC.
By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director
Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

JPMORGAN CHASE BANK N.A.
By:	/s/ Tara Narasiman
Name:	Tara Narasiman
Title:	Associate

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

BNP PARIBAS
By:	/s/ Gregory E. George
Name:	Gregory E. George
Title:	Managing Director

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

WELLS FARGO BANK, N.A.
By:	/s/ Charles D. Kirkham
Name:	Charles D. Kirkham
Title:	Senior Vice President

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

STERLING BANK
By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Assistant Vice President

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

COMPASS BANK
By:	/s/ Adrianne D. Griffin
Name:	Adrianne D. Griffin
Title:	Vice President

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

NEW BANK COOPERATIVE CENTRALE RAIFFEISEN- BOERENLEENBANK BA “RABOBANK NEDERLAND” NEW YORK BRANCH
By:	/s/ Thomas K. Martin
Name:	Thomas K. Martin
Title:	Vice President

By:	/s/ Rebecca Morrow
Name:	Rebecca Morrow
Title:	Executive Director

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

THE BANK OF NOVA SCOTIA
By:	/s/ David Mills
Name:	David Mills
Title:	Director

Signature Page to Commitment Increase Agreement
Crosstex Energy, L.P.

SCHEDULE 1
INCREASED OR NEW COMMITMENTS

BANK	COMMITMENT
Bank of America, N.A.	$74,400,000
Union Bank of California, N.A.	$74,400,000
Suntrust Bank	$69,100,000
BMO Capital Markets Financing, Inc.	$74,400,000
Wachovia Bank, National Association	$74,400,000
The Bank of Nova Scotia	$14,300,000
Scotiabanc Inc.	$60,000,000
JPMorgan Chase Bank N.A.	$48,000,000
BNP Paribas	$55,000,000
Wells Fargo Bank, N.A.	$50,000,000
Sterling Bank	$30,000,000
Compass Bank	$30,000,000
Cooperative Centrale Raiffeisen-Boerenleenbank BA “Rabobank Nederland” New York Branch	$30,000,000